[GRAPHIC OMITTED]                                                  ANNUAL REPORT
 BOULDER LOGO                                                  NOVEMBER 30, 2000


                                                 BOULDER TOTAL RETURN FUND, INC.

Dear Fellow Shareholder:

For the fiscal year ending 11/30/00, the Fund's total return on net asset value ("NAV") was 13.3%. This compares to the S&P 500 Index's performance of NEGATIVE 4.2%. Summaries of the Fund's results are included at the end of this letter as Exhibits 1, 2 and 3. The Fund outperformed the S&P 500 Index despite the fact that, when the advisory contract was awarded to Boulder Investment Advisers in August 1999, we inherited from previous management a portfolio of assets, which, in my view, was very unattractive. You can see from the results in Exhibit 3 that, in fiscal year 2000, we ended up losing over $8.9 million in principal on our preferred portfolio and U. S. Treasury options. We inherited these positions and, in retrospect, should have liquidated them sooner. From now on, any losses will be the result of mistakes I make.

In this year of transition, we accomplished 5 major goals:

   1. The preferred stocks and the put options on U. S. Treasuries that we inherited were completely liquidated.

   2. We refinanced our leverage with taxable preferreds that more closely match the tax character of the income we earn.

   3. We invested most of that new leverage in other registered investment companies ("RICs") and real estate investment trusts ("REITs"). We expect the cash distributions from these investments will be enough to pay not only the cost of our leverage, but as well all of the Fund's ordinary expenses.

   4. We have invested about 75% of our remaining assets in 7 companies in which we have a lot of confidence. We were able to become partners in these companies at prices we believed reasonable in relation to their future earning power.

   5. We are now free to oversee our current portfolio while looking for a few more opportunities to buy great companies at reasonable prices. We have no sense of urgency to accomplish this and are content to let our $41 million of cash equivalents earn short-term rates while we wait for great opportunities. That is a very desirable position to be in. Remember, we are tortoise style investors.

DISCUSSION OF OUR LEVERAGE

I would like to elaborate a little on the Fund's use of leverage, which is provided from the sale of our Taxable Auction Market Preferred Stock ("AMPS"). To understand our leverage, you must first ask the question: "How can we (or anyone for that matter) borrow money at one rate and `rent' it out at a higher rate?" Obviously we must give up something.

The spread is possible because the buyers of our AMPS accept less risk than we do:

   1. LESS CREDIT RISK. Because our AMPS shareholders have first crack at the Fund's assets in any liquidation, they have a higher degree of certainty of getting their money back. Moreover, under its rating agency guidelines, the Fund is required to maintain a very high percentage of easy-to-liquidate assets that could first be used to satisfy the Fund's obligation to the AMPS shareholders, giving them added confidence that the Fund will have ample proceeds to pay its obligation. Thus, AMPS shareholders are willing to "loan" to the Fund at rates lower than the yield the Fund typically receives on its income-producing common stocks (e.g., other RICs and/or REITs).

   2. LESS INTEREST RATE RISK. The interest rate on our AMPS resets every 28 days in the auction process. Thus, buyers of our AMPS know that the price of their investment won't fluctuate very much, if at all. In contrast, the income-producing instruments that we buy can experience a lot of price fluctuation in response to wide swings in interest rates. In effect, we are borrowing short and lending long. This mismatching is what got the S&L's in trouble when interest rates rose dramatically. While we are pleased with this leverage, and expect it to earn enough of a spread to pay all the Fund's ordinary expenses, this comes at a cost, and that cost is added risk. While we have diversified among 19 RICs and REITs, and believe that this is a sensible and prudent use of leverage, it is still a risk of which shareholders should be aware.

Notably, the way we have deployed the proceeds from our leverage may have a lesser impact on the volatility of our NAV than it would with most leveraged funds. Typically, an investment company will use its leverage to buy more of the type investments it already holds. This amplifies swings in the NAV because the aggregate change in value of the entire portfolio (i.e., the equity plus the leverage) comes to bear entirely on the common stock. This means that price changes occurring in investments funded by the leverage will be borne by the common stockholders because the preferred holders have been promised priority, that is, before the common stockholders are paid, the preferred stockholders will get back the same amount they invested (plus interest) regardless of what happens to the underlying assets. This leverage works to the advantage of the common owners in good times and to their disadvantage in bad times.

While the RICs and REITs we have purchased with the leverage will fluctuate in price, they generally do not fluctuate in as wide a range as would individual common stocks. Moreover, we have bought investments that we, in effect, will "hold to maturity", and need not worry about short-term market swings. While we must, and do, monitor their price and mark them to market weekly, our real objective is for their yield to be higher than what we pay the AMPS owners for the use of their money. Currently this yield is more than enough to pay for our leverage as well as the other expenses of the Fund. We are further comforted because the approximately $51 million we have put in REITs is invested in a diversity of real estate throughout the U.S. In periods of inflation, the rent on these properties should increase and thus so will our yield. In summary, because our leverage is used for a different purpose, the resulting fluctuations in our NAV should be less than the fluctuations typically found in leveraged stock funds (although our NAV could fluctuate more than other funds due to the concentrated positions we take).

HOW WE MEASURE PERFORMANCE

Now a few words about how we measure ourselves. We compare our NAV performance in aggregate to the S&P 500, which is a reasonable bellwether for the US economy. For the last 100 years, doing as well as the S&P 500 was pretty rewarding. Today, by buying an S&P 500 index fund, any investor can approximate the US economy with relatively low advisory fees and other costs of that fund and no leverage. Thus, we think this is a good yardstick with which to measure the Fund's performance. We pay little attention to the price of our stock or to its "discounted" price from NAV. We believe that, in the short run, our decisions have very little impact on the price of our stock; but they have a lot to do with the Fund's underlying NAV. In the long run, the price of our stock will really be determined by the market's judgment of how good or how poor of a job we are doing managing the NAV. Price is what you pay - value is what you get. We are responsible for the value over the long pull. You are responsible for judging that value and determining what price to pay for it. I want to remind you again that, because my family is a 42% owner of the Fund, I will be doing my best to maximize the value.

I do think that the performance of the US stock market and that of the Fund will be well below what some have grown to expect over the last decade. So don't be overly optimistic. While we've seen the price of many big name, high profile stocks drop dramatically over the last year, after the recent bloodletting, their prices were still 50 to 100 percent above that which we would consider attractive. This is not true across the board and at this time we see some wonderful companies whose prices are within 10 to 20 percent of where we would love to buy them. We're just waiting to see if someone will sell us their holdings in these businesses at prices that we think will assure us a good return over time.

GOOD BUSINESS MODEL - THE CURRENT BUZZWORD

One thing that baffles me in today's investing arena is the new buzzword of a "good business model". We have no interest in buying "business models". We are only interested in buying good businesses. Recent market valuations of many of these companies proves that the term "model" is all too true and that, in many cases, the "model" is all there was. In spite of this vacuous concept, people were paying ludicrous prices for these "models," even to the extent of making the creators overnight multi-millionaires. Many of them have now gone back to "Go" - some even without collecting $200.00. This clearly has no appeal for us.

We are looking for:


   1.  Good companies,

   2.  With long track records of profit,

   3.  That seem reasonably likely to continue in the future,

   4.  At good prices, and

   5.  With honest and owner-friendly management.

In looking for these, we find that:

   1.  Good companies are pretty easy to find,

   2.  Good prices are easy to recognize but more scarce, and

   3. Honest and owner-friendly management is the most difficult to find because (a) it changes over time, and (b) manager's egos often prompt decisions that expand the manager's empire at the expense of the owner's money.

The president of a large tobacco company told me years ago that they knew their shareholders would have been better off if management had bought back their own stock rather than acquiring unrelated businesses. I asked why they didn't do the buy-back and he replied: "then management wouldn't have had anything to do". We'll try to avoid that type of management, but it's not always easy to spot.

TIDBITS

   1. We have a tax loss carry forward of about $10.7 million which is a hidden asset allowing us to realize about $10.7 million of gains tax-free (see note 8 to the financial statements). We may be forced to utilize part of the loss soon, if Ford proceeds with plans to buy our Hertz shares.

   2. In order to save on printing and associated expenses, we are going to semi-annual reporting and eliminating February and August quarterly reports.

   3. We have a website at www.bouldertotalreturn.com which will be updated quarterly showing the portfolio status. Holdings will be posted 45 days after the end of each fiscal quarter giving shareholders a good continuing and timely view of what we are doing.

ANNUAL SHAREHOLDER MEETING IN OMAHA

One closing note: Subject to board approval, we plan to hold our annual meeting in Omaha, Nebraska the day before the Berkshire Hathaway annual meeting. Because Berkshire is such a large part of our assets, we want our directors to attend the Berkshire meeting so we will be in Omaha anyway. We also know that some of our shareholders, like ourselves, are also Berkshire shareholders and may be in Omaha for the shareholder meeting anyway. We thought this would make it convenient for those shareholders to attend our meeting and might increase attendance and let us get to meet more of our owners personally. If you are a Berkshire shareholder but haven't been to the annual meeting, we urge you to attend. It is 6 hours of intense investment wisdom that you can't get anywhere else. I benefit greatly from it and believe you will also. Come see us in Omaha in April.

                                                     Sincerely,

                                                     /S/ SIGNATURE


                                                     Stewart R. Horejsi

December 28, 2000

                              EXHIBIT 1 (UNAUDITED)

                         BOULDER TOTAL RETURN FUND, INC.

                     NET ASSET VALUE AND MARKET PERFORMANCE

                               FOR A COMMON SHARE

                                                    NAV                Market
                                                 ---------           ---------
      11/30/1999                                 $   13.32           $   10.19
      11/30/2000                                 $   14.81           $   12.00
                                                 ---------           ---------
      Net Change                                 $    1.49           $    1.81

      Dividends Paid                             $    0.19           $    0.19
      Net Increase in Value                      $    1.68           $    2.00
      Net Increase (No Dividend Reinvestment)        12.6%               19.6%

      Low NAV in Fiscal 2000                     $   11.11     on     3/10/2000
      High NAV in Fiscal 2000                    $   14.81     on    11/30/2000

      Low Market in Fiscal 2000                  $    8.31     on      3/9/2000
      High Market in Fiscal 2000                 $   12.25     on     11/7/2000





                              EXHIBIT 2 (UNAUDITED)

                         BOULDER TOTAL RETURN FUND, INC.

                                  TOTAL RETURNS

   DIVIDENDS REINVESTED AT DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN PRICE ON DIVIDEND PAY DATE

                                           FUND AT NET     FUND AT MARKET    S&P 500 INDEX
                                           ASSET VALUE          VALUE            RETURN

Fiscal Year Ending Nov. 30, 2000              13.3%            20.0%             (4.2%)
Fiscal 4th Quarter Ending Nov. 30, 2000       11.4%            11.0%            (13.1%)


                      QUARTERLY RETURNS FOR THE FISCAL YEAR

                                          FUND AT - NET   FUND AT - MARKET
                                           ASSET VALUE         VALUE

             1st Qtr.                        (12.0%)          (12.8%)
             2nd Qtr.                         16.4%            22.7%
             3rd Qtr.                         (0.8%)            1.0%
             4th Qtr.                         11.4%            11.0%

                                 EXHIBIT 3 (UNAUDITED)

                            BOULDER TOTAL RETURN FUND, INC.

          CHANGE IN PRINCIPAL VALUE OF ASSET CLASSES (11/30/1999 TO 11/30/2000)

                                     (IN 000'S)




                                                                          COMMON STOCK INVESTMENTS
                                                          -----------------------------------------------------
                                                                                                        TOTAL
                                                           RICS          REITS       INDUSTRIALS       COMMONS

   BEGINNING MARKET VALUE               11/30/1999        $    84       $  --          $ 31,800        $ 31,884
                                                          -------       -------        --------        --------
   COST OF PURCHASES                12/1/99-11/30/2000     21,053        51,421          57,306         129,780
   PROCEEDS FROM SALES              12/1/99-11/30/2000       (147)         --              (258)           (405)
                                                          -------       -------        --------        --------
   NET PURCHASES/(SALES)                                   20,906        51,421          57,048         129,375
                                                          -------       -------        --------        --------
   BEGINNING MARKET VALUE PLUS

     NET PURCHASES/(SALES)                                $20,990       $51,421        $ 88,848        $161,259
                                                          -------       -------        --------        --------
   NET REALIZED AND UNREALIZED

     GAIN/(LOSS)                                          $  (275)      $(2,844)       $ 26,264        $ 23,145
                                                          -------       -------        --------        --------
   ENDING MARKET VALUE                  11/30/2000        $20,715       $48,577        $115,112        $184,404
                                                          =======       =======        ========        ========
   NUMBER OF ISSUES HELD                11/30/2000          11             8               8              27








                                                                                                TOTAL
                                                                                            COMMON STOCK
                                                                                          AND DISCONTINUED
                                                           DISCONTINUED INVESTMENTS          INVESTMENTS
                                                          --------------------------        --------------
                                                           PREFERRED
                                                            STOCKS          OPTIONS            TOTAL

  BEGINNING MARKET VALUE               11/30/1999         $  133,503        $ 1,283           $166,670
                                                          ----------        -------           --------
  COST OF PURCHASES                12/1/99-11/30/2000          8,289          2,469            140,538
  PROCEEDS FROM SALES              12/1/99-11/30/2000       (134,811)        (1,747)          (136,963)
                                                          ----------        -------           --------
  NET PURCHASES/(SALES)                                     (126,522)           722              3,575
                                                          ----------        -------           --------
  BEGINNING MARKET VALUE PLUS

    NET PURCHASES/(SALES)                                 $    6,981        $ 2,005           $170,245
                                                          ----------        -------           --------
  NET REALIZED AND UNREALIZED

    GAIN/(LOSS)                                           $   (6,981)       $(2,005)          $ 14,159
                                                          ----------        -------           --------
  ENDING MARKET VALUE                  11/30/2000         $    --           $  --             $184,404
                                                          ==========        =======           ========
  NUMBER OF ISSUES HELD                11/30/2000              0               0                 27



--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2000
------------------------


                                                                                SHARES/PAR          COST             VALUE
                                                                                                ------------     ------------
COMMON STOCKS - 84.9%
          DIVERSIFIED - 31.8% Berkshire Hathaway Inc., Class A (DAGGER) ........        750     $ 41,005,360    $  49,425,000
                              Berkshire Hathaway Inc., Class B (DAGGER) ........      9,010       17,971,271       19,587,740
                                                                                                ------------     ------------
                                                               TOTAL DIVERSIFIED ..........       58,976,631       69,012,740
                                                                                                ------------     ------------
                REITS - 22.4% Boykin Lodging Company ...........................    300,000        3,128,986        2,606,250
                              First Industrial Realty Trust Inc. ...............    200,000        5,291,312        6,400,000
                              Hospitality Property Trust .......................    475,000       11,567,574       10,271,875
                              JDNRealty Corporation ............................    460,100        4,999,840        4,831,050
                              New Plan Excel Realty Trust ......................    820,000       11,595,893       11,172,500
                              Pennsylvania Real Estate Investment Trust ........    100,000        1,730,030        1,900,000
                              Tanger Factory Outlet Centers Inc. ...............     83,500        2,014,491        1,675,219
                              United Dominion Realty Trust Inc. ................  1,030,000       11,093,248        9,720,625
                                                                                                ------------     ------------
                                                                     TOTAL REITS ..........       51,421,374       48,577,519
                                                                                                ------------     ------------
 INVESTMENT COMPANIES - 9.5%  ACM Government Securities Fund ...................    635,000        4,483,214        4,603,750
                              ACM Government Spectrum Fund .....................     65,150          382,487          386,828
                              Kemper Multi-Market Income Trust .................     54,000          438,895          435,375
                              MFS Charter Income Trust .........................     40,000          335,800          337,500
                              MFS Multimarket Income Trust .....................     74,300          447,287          436,513
                              MSDW Emerging Market Debt Fund ...................    240,000        1,788,344        1,590,000
                              Oppenheimer Multi-Sector Income Trust ............    189,800        1,506,352        1,470,950
                              Putnam Master Income Trust .......................    255,050        1,678,319        1,594,063
                              Putnam Master Intermediate Income Trust ..........    443,600        2,688,953        2,689,325
                              Putnam Premier Income Trust ......................    940,000        5,785,736        5,640,000
                              RCM Stategic Global Government Fund ..............    163,289        1,456,044        1,530,834
                                                                                                ------------     ------------
                                                       TOTAL INVESTMENTCOMPANIES ..........       20,991,431       20,715,138
                                                                                                ------------     ------------
   FINANCIAL SERVICES - 7.7%  Associates First Capital Corporation, Class A
                              (DOUBLE DAGGER)...................................    400,000        6,806,230       14,125,000
                              Wesco Financial Corporation ......................      9,000        2,187,680        2,565,000
                                                                                                ------------     ------------
                                                        TOTAL FINANCIAL SERVICES ..........        8,993,910       16,690,000
                                                                                                ------------     ------------
           RESTAURANT - 6.1%  Tricon Global Restaurants Inc. ...................    370,000       10,220,446       13,320,000
                                                                                                ------------     ------------
  COMMERCIAL SERVICES - 3.1%  The Hertz Corporation ............................    200,000        4,955,038        6,812,500
                                                                                                ------------     ------------
            INSURANCE - 2.6%  The Progressive Corporation ......................     60,000        4,156,019        5,613,750
                                                                                                ------------     ------------
   BUILDING MATERIALS - 1.7%  USG Resources Corporation ........................    200,000        3,630,729        3,662,500
                                                                                                ------------     ------------
         TOTAL COMMON STOCKS ..............................................................      163,345,578      184,404,147
                                                                                                ------------     ------------
U.S. TREASURY BILLS - 13.7%   6.1025% due 12/14/00 (DAGGER)(DAGGER) ............ $5,000,000        4,988,982        4,989,521
                              6.0800% due 1/4/01 (DAGGER)(DAGGER) ..............  5,000,000        4,973,179        4,972,931
                              6.0750% due 1/18/01 (DAGGER)(DAGGER) .............  5,000,000        4,959,500        4,960,278
                              6.1700% due 2/1/01 (DAGGER)(DAGGER) ..............  5,000,000        4,946,869        4,947,815
                              6.1650% due 2/15/01 (DAGGER)(DAGGER) .............  5,000,000        4,934,925        4,936,135
                              6.0250% due 3/1/01 (DAGGER)(DAGGER) ..............  5,000,000        4,924,687        4,924,625
                                                                                                ------------     ------------
   TOTAL U.S. TREASURY BILLS ..............................................................       29,728,142       29,731,305
                                                                                                ------------     ------------
REPURCHASE AGREEMENT - 5.4%   Agreement with Warburg Dillon Read, 6.4700%
                              dated 11/30/00, to be repurchased at $11,765,114
                              on 12/1/00, collaterized by $7,979,000 U.S.
                                                                                                ------------     ------------
                              $11,998,421) ..................................... 11,763,000       11,763,000       11,763,000
                                                                                                ------------     ------------
TOTAL INVESTMENTS - 104.0% ................................................................     $204,836,720*     225,898,452
                                                                                                ============
OTHER ASSETS AND LIABILITIES (NET) - (4.0)%                                                                        (8,588,462)
                                                                                                                 ------------
NET ASSETS - 100.0% ...........................................................................................  $217,309,990
                                                                                                                 ============

------------------

* Aggregate cost for Federal tax purposes is $204,668,186.

(DAGGER)         Non-income producing security.
(DAGGER)(DAGGER) Annualized yield at date of purchase.
(DOUBLE DAGGER)  Associates First Capital Corporation was acquired by Citigroup
                 Inc. effective 12/1/2000.

                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
                        BOULDER TOTAL RETURN FUND, INC.

                                             STATEMENT OF ASSETS AND LIABILITIES

                                                               NOVEMBER 30, 2000
                                             -----------------------------------

ASSETS:
   Investments, at value (Cost $204,836,720) (Note 1)
     See accompanying schedule ............................................................  $   225,898,452
     Dividends and interest receivable ....................................................          223,750
     Prepaid expenses .....................................................................          114,701
                                                                                             ---------------
         Total Assets .....................................................................      226,236,903

LIABILITIES
   Payable for securities purchased ......................................    $   8,555,417
   Investment advisory fee payable (Note 2) ..............................          175,162
   Legal and Audit fees payable ..........................................           69,732
   Administration fee payable (Note 2) ...................................           40,287
   Directors' fees and expenses payable (Note 2) .........................           10,815
   Due to custodian ......................................................              370
   Accrued expenses and other payables ...................................           75,130
                                                                              -------------
         Total Liabilities ................................................................        8,926,913
                                                                                             ---------------
NET ASSETS ................................................................................  $   217,309,990
                                                                                             ===============
NET ASSETS consist of:
   Undistributed net investment income ....................................................  $       630,457
   Accumulated net realized loss on investments sold ......................................      (10,710,556)
   Unrealized appreciation of investments .................................................       21,061,732
   Par value of Common Stock ..............................................................           94,167
   Paid-in capital in excess of par value of Common Stock .................................      128,734,190
   Taxable Auction Market Preferred Stock (Note 5) ........................................       77,500,000
                                                                                             ---------------
         Total Net Assets .................................................................  $   217,309,990
                                                                                             ===============

                                                                                 PER SHARE
                                                                                 ---------
NET ASSETS AVAILABLE TO:
   Taxable Auction Market Preferred Stock (775 shares outstanding) redemption
     value (Note 5) ......................................................    $  100,000.00  $    77,500,000

   Accumulated undeclared dividends on Taxable Auction Market Preferred
     Stock (Note 5) ......................................................           415.28          321,843
                                                                              -------------  ---------------
                                                                              $  100,415.28       77,821,843
                                                                              =============
   Common Stock (9,416,743 shares outstanding) ...........................       $    14.81      139,488,147
                                                                                 ----------  ---------------
TOTAL NET ASSETS ..........................................................................  $   217,309,990
                                                                                             ===============



                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2000
------------------------------------



INVESTMENT INCOME:
   Dividends ..............................................................................  $     6,774,331
   Interest ...............................................................................        3,406,942
                                                                                             ---------------
         Total Investment Income ..........................................................       10,181,273


EXPENSES:
   Investment advisory fee and Sub-advisory fee (Note 2) ...................  $   1,917,935
   Administration fee (Note 2) .............................................        447,261
   Preferred Stock broker commissions and Auction Agent fees ...............        182,026
   Legal fees ..............................................................        166,973
   Insurance expense (Note 2) ..............................................        128,233
   Shareholder servicing agent fees ........................................        114,464
   Audit fees ..............................................................         60,497
   Directors' fees and expenses (Note 2) ...................................         46,817
   Custodian fees ..........................................................         30,945
   Other ...................................................................         83,570
                                                                              -------------
         Total Expenses ...................................................................        3,178,721
                                                                                             ---------------
NET INVESTMENT INCOME .....................................................................        7,002,552
                                                                                             ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized loss on investments sold during the year ................................      (11,510,612)
     Unrealized appreciation of investments during the year ...............................       25,665,411
                                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...........................................       14,154,799
                                                                                             ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................  $    21,157,351
                                                                                             ===============


                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------



                                                                                             YEAR ENDED           YEAR ENDED
                                                                                          NOVEMBER 30, 2000    NOVEMBER 30, 1999
                                                                                          -----------------    -----------------
OPERATIONS:

     Net investment income .............................................................  $       7,002,552    $      12,138,353
     Net realized loss on investments sold during the year .............................        (11,510,612)            (503,785)
     Unrealized appreciation/(depreciation) of investments during the year .............         25,665,411          (17,656,849)
                                                                                          -----------------    -----------------
     Net increase/(decrease) in net assets resulting from operations ...................         21,157,351           (6,022,281)

DISTRIBUTIONS:

     Dividends paid from net investment income to Money Market Cumulative
         Preferred(TRADE MARK) Stock Shareholders (Note 5) .............................         (3,908,953)          (3,245,451)
     Distributions paid from net realized capital gains to Money Market Cumulative
         Preferred(TRADE MARK) Stock Shareholders (Note 5) .............................                 --             (254,263)
     Distributions paid from net investment income to Taxable Auction Market
         Preferred Stock Shareholders (Note 5) .........................................         (1,202,219)                  --
     Dividends paid from net investment income to Common Stock Shareholders ............         (1,760,955)          (9,650,152)
     Distributions paid from net realized capital gains to Common Stock
         Shareholders ..................................................................                 --           (6,047,683)
                                                                                          -----------------    -----------------
     Total distributions ...............................................................         (6,872,127)         (19,197,549)

CAPITAL TRANSACTIONS:

     Taxable Auction Market Preferred Stock issued .....................................         77,500,000                   --
     Money Market Cumulative Preferred(TRADE MARK) Stock redeemed ......................        (77,500,000)                  --
     Costs of Taxable Auction Market Preferred Stock issued (Note 5) ...................           (584,468)                  --
                                                                                          -----------------    -----------------
     Net decrease in net assets resulting from capital transactions ....................           (584,468)                  --

NET INCREASE/(DECREASE) IN NET ASSETS FOR THE YEAR .....................................         13,700,756          (25,219,830)
NET ASSETS:

     Beginning of year .................................................................        203,609,234          228,829,064
                                                                                          -----------------    -----------------
     End of year (including undistributed net investment income of $630,457 and
         $508,971, respectively) .......................................................  $     217,309,990    $     203,609,234
                                                                                          =================    =================


                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                              YEAR ENDED NOVEMBER 30,
                                                                        -----------------------------------------------------------
                                                                           2000        1999         1998         1997        1996
                                                                        -----------------------------------------------------------
 OPERATING PERFORMANCE:

 Net asset value, beginning of year...................................  $   13.32   $   16.06    $   16.33    $   15.31   $   14.54
                                                                        ---------   ---------    ---------    ---------   ---------
 Net investment income................................................       0.75        1.29         1.33         1.36        1.41
 Net realized and unrealized gain / (loss) on investments.............       1.50       (1.93)        0.13         1.10        0.72
                                                                        ---------   ---------    ---------    ---------   ---------
 Total from investment operations.....................................       2.25       (0.64)        1.46         2.46        2.13
                                                                        ---------   ---------    ---------    ---------   ---------
 DISTRIBUTIONS:

 Dividends paid from net investment income to MMP*
     Shareholders.....................................................      (0.42)      (0.35)       (0.25)       (0.26)      (0.34)
 Distributions paid from net realized capital gains to MMP*
     Shareholders.....................................................         --       (0.03)       (0.14)       (0.06)      (0.02)
 Distributions paid from net investment income to AMP**
     Shareholders.....................................................      (0.13)         --           --          --           --
 Dividends paid from net investment income to Common
     Shareholders.....................................................      (0.19)      (1.02)       (1.07)       (1.05)      (1.02)
 Distributions paid from net realized capital gains to
     Common Shareholders..............................................         --       (0.64)       (0.29)       (0.05)         --
 Change in accumulated undeclared dividends on MMP*...................       0.04       (0.06)+       0.02        (0.02)       0.02
                                                                        ---------   ---------    ---------    ---------   ---------
 Total distributions..................................................      (0.70)      (2.10)       (1.73)       (1.44)      (1.36)
                                                                        ---------   ---------    ---------    ---------   ---------
 Costs of AMP** Stock issued (Note 5).................................      (0.06)         --           --           --          --
                                                                        ---------   ---------    ---------    ---------   ---------
 Net asset value, end of year.........................................  $   14.81   $   13.32+   $   16.06    $   16.33   $   15.31
                                                                        =========   =========    =========    =========   =========
 Market value, end of year............................................  $ 12.0000   $ 10.1875    $ 13.6250    $ 15.6250   $ 14.6250
                                                                        =========   =========    =========    =========   =========
 Total investment return based on net asset value(a)..................      13.27%      (5.17)%       7.65%       14.66%      13.89%
                                                                        =========   =========    =========    =========   =========
 Total investment return based on market value(a).....................      20.00%     (14.51)%     (4.55)%       14.84%      20.50%
                                                                        =========   =========    =========    =========   =========
 RATIOS TO AVERAGE NET ASSETS AVAILABLE
     TO COMMON STOCK SHAREHOLDERS:

         Operating expenses ..........................................       2.55%       1.97%        1.83%        1.60%       1.84%
         Net investment income (b)....................................       1.82%       6.08%        5.92%        6.51%       7.44%
 SUPPLEMENTAL DATA

         Portfolio turnover rate......................................         85%         69%          86%          77%         98%
         Net assets, end of year (in 000's)...........................  $ 217,310   $ 203,609    $ 228,829    $ 231,572   $ 221,840

-------------------------------------------------

 Ratio of operating expenses to Total Average Net Assets
     including MMP*/AMP**.............................................       1.57%       1.26%        1.22%        1.05%       1.17%




  *  Money Market Cumulative Preferred(TRADE MARK) Stock.
 **  Taxable Auction Market Preferred Stock.
 (a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
 (b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP*/AMP** Shareholders.

  + Includes effect of additional distribution available to MMP* Shareholders ($0.04 per Common share).


                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                --------------------------------

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently and Money Market Cumulative Preferred(TRADE MARK) Stock previously outstanding (1).

                                                                                  INVOLUNTARY                  AVERAGE
                                                         ASSET                    LIQUIDATING                   MARKET
                            TOTAL SHARES               COVERAGE                   PREFERENCE                    VALUE
                             OUTSTANDING               PER SHARE                  PER SHARE (2)             PER SHARE (2)
                             -----------               ---------                  -------------             -------------
 11/30/00                        775                   $280,400                     $100,000                  $100,000
 11/30/99                        775                    262,722                      100,000                   100,000
 11/30/98                        775                    295,263                      100,000                   100,000
 11/30/97                        775                    298,802                      100,000                   100,000
 11/30/96                        775                    286,246                      100,000                   100,000


  -------------------
  (1) See Note 5.
  (2) Excludes accumulated undeclared dividends.


                        See Notes To Financial Statements

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

      Boulder Total Return Fund Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock and (iii) accumulated and unpaid dividends on the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Cash distributions received from the Fund's investment in real estate investment trust ("REITs") and regulated investment companies ("RICs") are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of capital, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

     OPTION ACCOUNTING PRINCIPLES: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragragh. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax descibed in "FEDERAL INCOME TAXES:" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the requirements

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, TRANSFER AGENT FEE AND INSURANCE EXPENSE

     Boulder Investment Advisers, L.L.C. (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of the value of the Fund's average monthly net assets, out of which the Adviser is responsible for compensating the Fund's sub-adviser. The Adviser had contractually agreed that until the Fund had invested at least 50% of its assets in common stocks and cash equivalents held for investment in common stocks, the Adviser would waive 40% of the 1.00% fee on the portion of the Fund's assets invested in preferreds and cash equivalents held for investment in preferreds. The equity owners of the Adviser are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Stewart West Indies Trading Company, Ltd., a Barbados international business company doing business as Stewart Investment Advisers (the "Stewart Advisers") serves as sub-adviser for the Fund. The Adviser pays Stewart Advisers a monthly fee equal to 80% of the fees earned by the Adviser after deducting fees paid to Spectrum as described below pursuant to the Investment Advisory Agreement. The Board recently approved a re-allocation of the fee between the Adviser and Stewart Advisers. Beginning January 1, 2001 the Adviser will pay Stewart Advisers a monthly fee equal to 70% of the fee retained by the Adviser. This is only a re-allocation of existing Adviser fees, and therefore will not result in any change in fees paid by the Fund. The equity owner of Stewart Advisers is the Stewart West Indies Trust, a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Spectrum Asset Management, Inc. ("Spectrum") served as interim adviser and then as a sub-adviser for the Fund with respect to the Fund's preferred stock portfolio, related hedging instruments and cash equivalents held for investment in such securities (the "Preferred Portfolio") from July 1, 1999 until August 15, 2000. The Adviser paid Spectrum a monthly fee at an average rate of 0.45% of the average monthly net assets of the Preferred Portfolio up to $50 million and 0.40% of the average monthly net assets of the Preferred Portfolio in excess of $50 million.

     Boulder Administrative Services LLC ("BAS"), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, BAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted services providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and numerous other tasks. Under the Co-Administration Agreement, the Fund pays BAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of BAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser, Stewart Advisers or BAS a fee of $6,000 per annum, plus $2,000 for each in-person meeting of the Board of Directors and $1,000 for each telephone

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC's services as Administrator, the Fund pays PFPC a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as transfer agent, the Fund pays PFPC a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Bankers Trust Company, a wholly owned subsidiary of Deutsche Bank AG, ("Auction Agent") serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

     Prior to the Adviser's initial contract with the Fund, the former Directors of Preferred Income Management Fund Inc. (the Fund's prior name) entered into a three-year tail-end insurance policy that is being expensed on the Statement of Operations at the rate of $63,000 per year. The remaining amount contained in "Insurance expense" includes annual insurance expenses necessary to the operation of a registered investment company.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 2000, excluding short-term investments, aggregated $138,069,130 and $135,218,486, respectively.

     At November 30, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $25,831,122 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,600,856.

4.   COMMON STOCK

     At November 30, 2000, 240,000,000 of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 2000 and November 30, 1999.

5.   TAXABLE AUCTION MARKET PREFERRED STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative Preferred(TRADE MARK) Stock of $77,500,000 before offering costs of $171,219 and commissions paid directly to Lehman Brothers Inc. of $1,356,250. On August 15, 2000, the Money Market Cumulative Preferred(TRADE MARK) Stock was retired and 775 shares of Taxable Auction Market Preferred Stock was issued. Offering costs of $293,843 and commissions paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of $290,625 were charged to capital to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     A portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders from January 1, 1999 through November 30, 1999 was designated as not qualifying for the Dividends Received Deduction. Therefore, on

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

December 27, 1999, the Fund declared an additional distribution of $375,069 payable December, 1999, to Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution was reflected in "Accumulated undeclared dividends on Money Market Cumulative Preferred(TRADE MARK) Stock" in the Statement of Assets and
Liabilities at November 30, 1999. A portion of the distributions paid to the Fund's Money Market Cumulative PreferredTM Stock Shareholders from January 1, 2000 through August 15, 2000 was designated as not qualifying for the Dividends Received Deduction. Therefore, on August 11, 2000, the Fund declared an additional distribution of $584,915 payable August 15, 2000, to Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders as required by the Fund's Articles Supplementary.

     An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 2000, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 6.500%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

6.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

      The Fund operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer.

     The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations. On November 30, 1999 the Fund still had a substantial position in preferred stocks. On November 30, 2000, the Fund held no preferred stocks.

7.   SIGNIFICANT SHAREHOLDERS

     At November 30, 2000, trusts and other entities affiliated with the Horejsi family owned 3,975,550 shares of Common Stock of the Fund, representing approximately 42.22% of the total Fund shares.

8.   CAPITAL LOSS CARRYFORWARDS

     As of November 30, 2000, the Fund had available for Federal income tax purposes unused capital losses of $111,586 and $10,598,970 which expire in 2007 and 2008, respectivley.

9.   SUBSEQUENT EVENTS

     On December 11, 2000, the Fund declared a distribution of $0.05 per share to Common Stock Shareholders of record December 21, 2000, payable December 29, 2000.

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Shareholders and Board of Directors of Boulder Total Return Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

                                                     TAX INFORMATION (UNAUDITED)
                                                     ---------------------------

Of the total distributions attributable to the fiscal year ended November 30, 2000, including the Additional Distribution to Money Market Cumulative PreferredTM Stock Shareholders, 39.54% qualified for the Dividends Received Deduction for eligible corporate investors (see Note 5).

     For the calendar year ended December 31, 2000, 21.96% of all distributions paid to Common Stock Shareholders qualifies for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 accompanying additional information and the information contained herein when preparing their tax returns to determine the appropriate tax characterization of the distributions they received from the Fund in calendar year 2000.

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. ("PFPC") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2000, $459 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC or by calling PFPC directly. A termination will be effective immediately if notice is received by PFPC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PFPC at 1-800-331-1710.

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

                                                                  FINANCIAL DATA

                                           PER SHARE OF COMMON STOCK (UNAUDITED)
                                           -------------------------------------



                                  DIVIDEND          NET ASSET           NYSE
                                   PAID               VALUE        CLOSING PRICE
                                 ---------          ---------      -------------
December 31, 1999 ..............  $0.0770            $12.99           $9.6875
January 31, 2000 ...............    --                12.44            9.5625
February 29, 2000 ..............    --                11.63            8.8125
March 31, 2000 .................   0.0600             13.24            9.5625
April 30, 2000 .................    --                13.34            9.7500
May 31, 2000 ...................    --                13.46           10.7500
June 30, 2000 ..................   0.0500             12.62           10.8125
July 31, 2000 ..................    --                12.97           10.5625
August 31, 2000 ................    --                13.29           10.8125
September 30, 2000 .............    --                14.71           11.1875
October 31, 2000 ...............    --                14.45           11.5625
November 30, 2000 ..............    --                14.81           12.0000

                                                         MEETING OF SHAREHOLDERS
                                                      VOTING RESULTS (UNAUDITED)
                                                      --------------------------


     On April 25, 2000, the Fund held its Annual Meeting of Shareholders to (1) elect Alfred G. Aldridge Jr. as a director of the Fund, and (2) ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending November 30, 2000. The results of each proposal are as follows:

PROPOSAL 1 (MMP* VOTING A SINGLE CLASS):

         ELECTION OF DIRECTOR
         --------------------
                                                                           # OF VOTES CAST            % OF VOTES CAST
                                                                         ------------------         ------------------
         Affirmative ..................................................             603                   100.0
                                                                                -------                   -----
                  TOTAL ...............................................             603                   100.0
                                                                                =======                   =====



PROPOSAL2 (COMMON STOCK AND MMP* VOTING TOGETHER AS A SINGLE CLASS):

         RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS
         -----------------------------------------------------------------------------

                                                                       # OF COMBINED VOTES CAST    % OF COMBINED VOTES CAST
                                                                       ------------------------    ------------------------
         Affirmative ..................................................       8,555,210                    98.6
         Against ......................................................          36,066                     0.4
         Abstain ......................................................          88,737                     1.0
                                                                              ---------                   -----
                  TOTAL ...............................................       8,680,013                   100.0
                                                                              =========                   =====

-----------------------

  *   Money Market Cumulative Preferred(TRADE MARK) Stock.

[BEGIN SIDEBAR]

              DIRECTORS

 Brig. Gen (Ret.) Alfred G. Aldridge Jr.
           Richard I. Barr
         Stewart R. Horejsi
          Stephen C. Miller

              OFFICERS

          Stephen C. Miller
              President

            Carl D. Johns
    Vice President and Treasurer

         Stephanie J. Kelley
              Secretary

          Nicole L. Murphey
         Assistant Secretary

     WWW.BOULDERTOTALRETURN.COM

 If you have questions  regarding shares
 you held in a Brokerage Account contact
 your  broker.   If  you  have  physical
 possession    of   your    shares    in
 certificate  form,  contact  the Fund's
 Transfer Agent & Shareholder  Servicing
 Agent -- PFPC Inc., at:

            P.O. Box 1376
          Boston, MA 02104
           1-800-331-1710

 This report is sent to  shareholders of
 Boulder  Total  Return  Fund,  Inc. for
 their   information.   It   is   not  a
 prospectus,  circular or representation
 intended  for  use in the  purchase  or
 sale of  shares  of the  Fund or of any
 securities mentioned in this report.

[END SIDEBAR]